                                                 UNITED STATES
                                       SECURITIES AND EXCHANGE COMMISSION
                                             WASHINGTON, D.C. 20549
                                        --------------------------------

                                                    FORM 8-K

                                                 CURRENT REPORT
                                       PURSUANT TO SECTION 13 OR 15(d) OF
                                      THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report (Date of earliest event reported): October 26, 2006

                                          The Phoenix Companies, Inc.
               --------------------------------------------------------------------------------
                             (Exact name of registrant as specified in its charter)

     Delaware                                    001-16517                                 06-1599088
-------------------                     --------------------------               -------------------------
(State or other jurisdiction             (Commission File Number)                            (IRS Employer
   of incorporation)                                                                   Identification No.)

            One American Row, Hartford, CT                                                06102 -5056
--------------------------------------------------------------                        --------------------
          (Address of Principal Executive Offices)                                         (Zip Code)

Registrant's telephone number, including area code:                                   (860) 403-5000
                                                                                --------------------------

                                                 NOT APPLICABLE
                      --------------------------------------------------------------------
                         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

On October 26, 2006, The Phoenix Companies, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2006.  This release furnished as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(a)      Not applicable
(b)      Not applicable
(c)      Not applicable
(d)      Exhibits

         The following exhibit is furnished herewith:

         99.1   News release of The Phoenix Companies, Inc. dated October 26, 2006.

                                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     THE PHOENIX COMPANIES, INC.

Date:  October 26, 2006                              By: /s/ Katherine P. Cody
                                                         --------------------------------------
                                                         Name:  Katherine P. Cody
                                                         Title: Senior Vice President and Chief
                                                                 Accounting Officer

                                                                                                   EXHIBIT 99.1

                                                                                                      [logo]
NEWS RELEASE                                                                                         PHOENIXSM

                                                                                      One American Row
            For Immediate Release                                                     PO Box 5056
                                                                                      Hartford CT 06102-5056
                                                                                      www.phoenixwm.com

Contacts:
Media Relations                                                   Investor Relations
Alice S. Ericson, 860-403-5946                                    Peter A. Hofmann, 860-403-7100
Alice.ericson@phoenixwm.com                                       pnx.ir@phoenixwm.com

                            The Phoenix Companies, Inc. Third Quarter 2006 Earnings

                          Net Income Rises 42 Percent from Prior Year Period; Stronger
                                 Results for Life and Annuity, Asset Management

Hartford, CT, October 26, 2006 - The Phoenix Companies, Inc. (NYSE: PNX) today reported earnings for the third quarter of 2006.

THIRD QUARTER 2006 HIGHLIGHTS

•  Net income was $37.4 million, or $0.32 per diluted share, a 42 percent rise from $26.4 million, or $0.26 per diluted share, in the third quarter of 2005.
•  Total segment income was $40.8 million, or $0.35 per diluted share, a 55 percent rise from $26.4 million, or
   $0.26 per diluted share, in the third quarter of 2005.
•  Life and Annuity pre-tax segment income was $61.7 million, a 37 percent rise from $45.0 million in the third quarter of 2005.
•  Asset Management earnings before interest, taxes, depreciation and amortization (EBITDA) rose to $14.4 million from $9.2 million in the third quarter of 2005, and pre-tax segment income was $6.6 million, compared with a $10.1 million loss in the prior year period.

    Total segment income, total segment income per share, pre-tax segment income, and EBITDA, among other measures presented below, are non-GAAP financial measures that are presented in a manner consistent with the way management evaluates operating results, and which management believes is useful to investors.  An explanation regarding the company's use of non-GAAP financial measures and a reconciliation of non-GAAP financial measures used by the company to GAAP measures is provided in the tables at the end of this release.

                                                    -more-

The Phoenix Companies Inc....2

   THIRD QUARTER 2006 RESULTS

 Earnings Summary                                                      Third           Third
 (millions except per share data)                                     Quarter         Quarter
                                                                       2006            2005           Change
                                                                  -------------    ------------    -----------
 Life and Annuity Segment                                              $61.7           $45.0           $16.7
 Asset Management Segment                                                6.6           (10.1)           16.7
 Corporate and Other Segment                                           (14.3)          (18.7)            4.4
 Venture Capital Segment                                                --              12.7           (12.7)
                                                                  --------------------------------------------
 Total Segment Income, Before Income Taxes                              54.0            28.9            25.1
 Applicable Income Taxes                                                13.2             2.5            10.7
                                                                  -------------    ------------    -----------
 Total Segment Income                                                   40.8            26.4            14.4
 Realized Investment Gains (Losses), Net                                (2.0)            1.1            (3.1)
 Restructuring Costs and Other Items, Net                               (1.4)           (1.1)           (0.3)
                                                                  -------------    ------------    -----------
 Net Income                                                            $37.4           $26.4           $11.0
                                                                  =============    ============    ===========

 Earnings Per Share Summary
 Net Income Per Share
     Basic                                                               $.33            $.28            $.05
     Diluted                                                             $.32            $.26            $.06
 Total Segment Income Per Share
      Basic                                                              $.36            $.28            $.08
      Diluted                                                            $.35            $.26            $.09
 Weighted Average Shares Outstanding (in millions)
     Basic                                                              113.6            95.1
     Diluted                                                            116.0           102.4

    "We are pleased with our progress and solid operating performance this quarter, with total segment income 55 percent ahead of the year-ago quarter and more than twice the level of the second quarter.  The results reflect improvement in sales, investment returns, mortality and persistency, asset management flows, and operating expenses," said Dona D. Young, chairman, president and chief executive officer.
    "Life insurance earnings were up both year-over-year and from the second quarter, and life sales continued
to grow meaningfully.  Annuity earnings rebounded from the second quarter, and sales increased over the prior year," Mrs. Young said.
    "Asset Management delivered higher EBITDA as well as operating margin improvement.  Assets under management grew as a result of our subadvisory and fund adoption strategies, and through the issuance of two structured products.  Relative investment performance also improved in all major product categories," she said.

                                                    -more-

The Phoenix Companies Inc....3

SUMMARY OF SEGMENT RESULTS
    Phoenix has three segments, "Life and Annuity," "Asset Management" and "Corporate and Other."  The Corporate
and Other segment includes unallocated capital, interest expense and other expenses, and certain businesses not of sufficient scale to report independently.
    In prior years, the company maintained a Venture Capital segment.  In the fourth quarter of 2005, the company entered into an agreement to sell approximately three-quarters of the assets in that segment and, as a result, eliminated the segment, effective January 1, 2006.  Earnings from the remaining assets have been allocated to the Life and Annuity segment.

   Life and Annuity

 Third Quarter 2006 Summary                                            Third           Third
 ($ in millions)                                                      Quarter         Quarter
                                                                       2006            2005           Change
                                                                  -------------    ------------    -----------
 Life Insurance Income (pre-tax)                                       $55.7           $38.1           $17.6
 Annuity Income (pre-tax)                                                6.0             6.9            (0.9)
                                                                  -------------    ------------    -----------
 Life and Annuity Segment Income (pre-tax)                             $61.7           $45.0           $16.7
                                                                  =============    ============    ===========

 Life Insurance Sales (Annualized + Single Premium)                    $68.6           $42.8           $25.8
 Total Private Placement Deposits (Life Insurance and Annuity)         $34.8           $13.3           $21.5
 Annuity Deposits                                                     $103.2           $82.7           $20.5
 Annuity Net Withdrawals                                             $(176.0)        $(157.1)         $(18.9)

•   Life and Annuity pre-tax segment income for the quarter reflects strong persistency and mortality, higher sales, lower expenses, favorable investment income and improved equity markets.
•   Total life insurance sales (annualized and single premium) of $68.6 million rose 60 percent from $42.8 million in the third quarter of 2005.  Annualized premium of $50.3 million rose 71 percent from $29.5 million in the prior year period.  Year-to-date, total life sales grew 114 percent to $230.3 million and annualized premium grew 153 percent to $181.7 million, compared with the prior year period.
•   Annuity deposits of $103.2 million rose 25 percent from $82.7 million in the third quarter of 2005.
    Year-to-date deposits of $299.8 million rose 17 percent from $255.7 million in the prior year period.
    Excluding discontinued products, deposits rose 30 percent in the quarter and 27 percent year-to-date, compared with the prior year period.
•   Life insurance sales and annuity deposits exclude private placement deposits.  Total private placement life and annuity deposits were $34.8 million in the third quarter of 2006, compared with $13.3 million in the third quarter of 2005.  Year-to-date private placement deposits totaled $106.6 million, compared with $538.4 million for the prior year period.  Deposits from private placement sales can vary widely because they involve fewer, but significantly larger, cases.

                                                    -more-

The Phoenix Companies Inc....4

     Asset Management

  Third Quarter 2006 Summary                                            Third           Third
  ($ in millions)                                                      Quarter         Quarter
                                                                        2006            2005           Change
                                                                   -------------    ------------    ------------
  Asset Management EBITDA                                               $14.4            $9.2            $5.2
  Asset Management Segment Income/Loss (pre-tax)                         $6.6          $(10.1)          $16.7

  Asset Management Inflows                                           $2,899.8        $1,433.9        $1,465.9
  Asset Management Net Flows                                           $450.7       $(3,465.6)       $3,916.3

  Assets Under Management (end of period)                           $43,865.7       $38,840.0        $5,025.7

•  Asset Management pre-tax segment income improved, despite lower investment management fees, as this restructured business benefited from lower expenses and the elimination of minority interest charges.
   Income in the quarter included $2.8 million of accelerated earnings from a closed account.  Segment income in the prior year period included a non-cash impairment charge of $10.6 million.
•  EBITDA continued to rise in the quarter, reaching its highest level since the fourth quarter of 2003.
•  Net flows improved significantly from the prior year period as inflows doubled and redemptions subsided, particularly in institutional accounts. Inflows were driven by structured finance products and record mutual fund sales.  Mutual fund inflows included $198 million from a closed-end fund.
•  Assets under management increased due to net inflows and positive market performance.  Relative investment performance improved in the quarter, with 68 percent of assets under management out-performing their respective benchmarks for the five-year period ended September 30, 2006.
•  Pre-tax operating margin, before intangible amortization, was 24.0 percent for the quarter, up from 17.1 percent in the third quarter of 2005, and 18.4 percent for the year-to-date, up from 16.5 percent in the prior year period.

  Corporate and Other Segment
      The Corporate and Other segment had a pre-tax segment loss of $14.3 million in the third quarter of 2006, compared with an $18.7 million pre-tax segment loss in the third quarter of 2005.  The result reflects higher investment earnings and lower expenses.

                                                    -more-

The Phoenix Companies Inc....5

THIRD QUARTER 2006 STATUTORY RESULTS FOR PHOENIX LIFE INSURANCE COMPANY
•   Statutory surplus grew by 8 percent from the prior year's third quarter to $1.13 billion at September 30,
    2006.
•   Statutory net gain from operations was $33.3 million in the third quarter of 2006, up 10 percent from $30.4 million in the prior year period.
•   Risk-based capital ratio continued to improve from year-end and remained well in excess of 400 percent at the end of the third quarter.

OTHER ITEMS
•   Third quarter of 2006 net realized investment losses, after tax, were $2.0 million, compared with net realized investment gains of $1.1 million, after tax, in the third quarter of 2005.  The results for the third quarter of 2006 include net impairments of $0.3 million after offsets for taxes, DAC, and the policyholder dividend obligation, and gross impairments of $1.6 million.  The third quarter of 2005 had net impairments of $2.6 million and gross impairments of $4.5 million.

2006 GUIDANCE
    The company's expectations are unchanged other than to reflect actual market performance and year-to-date results.
    Excluding strategic initiatives being pursued by the company, Phoenix projects a full-year total segment ROE of 3.25 - 3.75 percent.  The projection assumes an equity market total return (market appreciation plus dividends) for the year of 11 percent, up from the previous expectation of 7.5 percent, to reflect actual market returns through September, and a five-year treasury yield at year-end of 4.7 percent.
    Phoenix's targets for the year include double-digit increases in total life insurance sales and in annuity sales.  It also expects positive asset management flows in the second half of the year, which assume continued
favorable markets for structured products.
    These targets represent forward-looking statements and are subject to the risks and uncertainties outlined at the end of this news release.  Specifically, to the extent that actual interest rates and equity returns differ from the assumptions outlined above, the company's performance could differ materially from the targeted levels.  Total segment return on equity is a non-GAAP financial measure and is further described in the reconciliation table at the end of this news release.

                                                    -more-

The Phoenix Companies Inc....6

CONFERENCE CALL
    The Phoenix Companies, Inc. will host a conference call today at 11 a.m. Eastern time to discuss Phoenix's third quarter financial results.  The conference call will be broadcast live over the Internet at
www.phoenixwm.com in the Investor Relations section.  The call can also be accessed by telephone at
973-321-1020 (conference ID #7846497).  A replay of the call will be available through November 9, 2006 by telephone at 973-341-3080 (pin code #7846497) and in the Investor Relations section of Phoenix's Web site.

ABOUT PHOENIX
    With roots dating to 1851, The Phoenix Companies, Inc. (NYSE: PNX) helps individuals and institutions solve their often highly complex personal financial and business planning needs through its broad array of life insurance, annuities and investments.  In 2005, Phoenix had annual revenues of $2.6 billion and total assets of
$27.7 billion.  More detailed financial information can be found in Phoenix's financial supplement for the third quarter of 2006, which is available on Phoenix's Web site, www.phoenixwm.com in the Investor Relations section.

FORWARD-LOOKING STATEMENTS
     This presentation may contain forward-looking statements within the meaning of the Private Securities
 Litigation Reform Act of 1995 which, by their nature, are subject to risks and uncertainties.  The company intends these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These include statements relating to trends in, or representing management's beliefs about, the company's future strategies, operations and financial results, as well as other statements including words such as "anticipate", "believe," "plan," "estimate," "expect," "intend," "may,"
 "should" and other similar expressions.  Forward-looking statements are made based upon management's current expectations and beliefs concerning trends and future developments and their potential effects on the company.
 They are not guarantees of future performance.  Actual results may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others: (i) changes in general economic conditions, including changes in interest and currency exchange rates and the performance of financial markets; (ii) heightened competition, including with respect to pricing, entry of new competitors and the development of new products and services by new and existing competitors; (iii) the company's primary reliance, as a holding company, on dividends and other payments from its subsidiaries to meet debt payment obligations, particularly since the company's insurance subsidiaries' ability to pay dividends is

                                                    -more-

The Phoenix Companies Inc....7

subject to regulatory restrictions; (iv) regulatory, accounting or tax developments that may affect the company or the cost of, or demand for, its products or services; (v) downgrades in the financial strength ratings of the company's subsidiaries or in the company's credit ratings; (vi) discrepancies between actual claims or investment experience and assumptions used in setting prices for the products of insurance subsidiaries and establishing the liabilities of such subsidiaries for future policy benefits and claims relating to such products; (vii) movements in the equity markets that affect the company's investment results, including those from the fees the company earns from assets under management and the demand for the company's variable products; (viii) the relative success and timing of implementation of the company's strategies; (ix)
the effects of closing the company's retail brokerage operations; and (x) other risks and uncertainties described in any of the companies filings with the Securities and Exchange Commission. The company undertakes no obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

                                                    -more-

The Phoenix Companies Inc....8

Financial Highlights
Three and Nine Months Ended September 30, 2006 and 2005
(Unaudited)

                                                       Three Months                        Nine Months
                                             -------------------------------     -------------------------------
                                                  2006              2005              2006              2005
                                             -------------     -------------     -------------     -------------

Income Statement Summary ($ in Millions)

Revenues                                     $     636.2       $     657.4       $   1,903.2       $   1,894.7

Total Segment Income (1)                             40.8              26.4              55.0              74.1

Net Income                                   $      37.4       $      26.4       $      58.7       $      58.2

-----------------------------------------

Earnings Per Share

Weighted Average Shares Outstanding
(in thousands)
 Basic                                           113,628            95,100          110,013            95,371
 Diluted                                         115,993           102,420          112,953           102,477
                                            =============     =============     ============      ============
Total Segment Income Per Share (1)
 Basic                                       $      0.36       $      0.28       $     0.50        $     0.78
 Diluted                                     $      0.35       $      0.26       $     0.49        $     0.72
                                            =============     =============     ============      ============
Net Income Per Share
 Basic                                       $      0.33       $      0.28       $     0.53        $     0.61
 Diluted                                     $      0.32       $      0.26       $     0.52        $     0.57
                                            =============     =============     ============      ============

-----------------------------------------

Balance Sheet Summary                         September         December
($ in millions, except share and                2006              2005
    per share data)                         -------------     -------------

Invested Assets (2)                           $  16,114.0       $  16,717.2
Separate Account Assets                          8,111.0           7,722.2
Total Assets                                    27,642.6          27,716.2
Indebtedness                                       715.4             751.9
Total Stockholders' Equity                   $   2,210.7       $   2,007.1
Average Equity, excluding Accumulated
 OCI, FIN 46-R and
 Discontinued operations (3)                  $   2,234.2       $   2,028.6

Common Shares outstanding (in thousands)         113,643            95,116
                                            -------------     -------------
Book Value Per Share                         $     19.45       $     21.10
Book Value Per Share, excluding
 Accumulated OCI and FIN 46-R                      20.42             22.28

Third Party Assets Under Management          $  43,865.7       $  37,422.9

(1)   In addition to financial measures presented in accordance with Generally Accepted Accounting Principles
     ("GAAP"), Phoenix uses non-GAAP financial measures such as total segment income, total segment income per share, segment income, pre-tax segment income and EBITDA in evaluating its financial performance. Net
     Income and net income per share are the most directly comparable GAAP measures. Phoenix's non-GAAP financial measures should not be considered as substitutes for net income and net income per share.
     Therefore, investors should evaluate both GAAP and non-GAAP financial measures when reviewing Phoenix's performance. A reconciliation of the net income to Phoenix's non-GAAP financial measures is set forth in the tables at the end of this release. Investors should note that Phoenix's calculation of these measures may differ from similar measures used by other companies.

     Total segment income, and components of and measures derived from total segment income, are internal performance measures used by Phoenix in the management of its operations, including its compensation plans and planning processes. In addition, management believes that these measures provide investors with additional insight into the underlying trends in Phoenix's operations.

     Total segment income represents income from continuing operations, which is a GAAP measure, before realized investment gains and losses, and certain other items.

     •  Net realized investment gains and losses are excluded from total segment income because their size and timing are frequently subject to management's discretion.
     •  Certain other items may be excluded from total segment income because we believe they are not indicative of overall operating trends and are items that management believes are non-recurring and material, and which result from a business restructuring, a change in regulatory environment, or other unusual circumstances.

     Within its Asset Management segment, management also considers earnings before interest, taxes, depreciation and amortization ("EBITDA"). Management believes EBITDA provides additional perspective on the operating efficiency and profitability of the Asset Management segment. EBITDA represents pre-tax segment income before depreciation and amortization of goodwill and intangibles.

(2)   Invested assets equals total investments plus cash and equivalents less debt and equity securities pledged as collateral.

(3)   This average equity is used for the calculation of total segment return on equity ("ROE") and represents the average of the monthly average of equity, excluding accumulated OCI, the effects of FIN 46-R and the equity of discontinued operations. ROE is calculated by dividing (i) total segment income, by (ii) average equity, excluding accumulated OCI, FIN 46-R and discontinued operations. ROE is an internal performance measure used by Phoenix in the management of its operations, including its compensation plans and planning processes. In addition, management believes that this measure provides investors with a useful metric to assess the effectiveness of Phoenix's use of capital.

                                                     -more-

The Phoenix Companies Inc...9

Consolidated Balance Sheet
September 30, 2006 (Preliminary Unaudited) and December 31, 2005
(in millions, except share data)

                                                                                      2006            2005
                                                                                 -------------    -------------
ASSETS:
Available-for-sale debt securities, at fair value                                 $  12,778.9      $  13,404.6
Available-for-sale equity securities, at fair value                                     203.1            181.8
Mortgage loans, at unpaid principal balances                                             86.6            128.6
Venture capital partnerships, at equity in net assets                                   128.0            145.1
Policy loans, at unpaid principal balances                                            2,296.9          2,245.0
Other investments                                                                       320.1            310.6
                                                                                 -------------    -------------
                                                                                     15,813.6         16,415.7
Available-for-sale debt and equity securities pledged
 as collateral, at fair value                                                           269.5            304.4
                                                                                 -------------    -------------
Total Investments                                                                    16,083.1         16,720.1
Cash and cash equivalents                                                               300.4            301.5
Accrued investment income                                                               243.4            225.8
Receivables                                                                             200.0            146.9
Deferred policy acquisition costs                                                     1,684.5          1,556.0
Deferred income taxes                                                                    55.2             56.0
Intangible assets                                                                       244.9            295.9
Goodwill                                                                                467.7            467.7
Other assets                                                                            252.4            224.1
Separate account assets                                                               8,111.0          7,722.2
                                                                                 -------------    -------------
Total assets                                                                      $  27,642.6      $  27,716.2
                                                                                 =============    =============
LIABILITIES:
Policy liabilities and accruals                                                   $  13,349.3      $  13,246.2
Policyholder deposit funds                                                            2,316.9          3,060.7
Indebtedness                                                                            715.4            751.9
Other liabilities                                                                       591.6            534.3
Non-recourse collateralized obligations                                                 343.4            389.9
Separate account liabilities                                                          8,111.0          7,722.2
                                                                                 -------------    -------------
Total Liabilities                                                                    25,427.6         25,705.2
                                                                                 -------------    -------------

MINORITY INTEREST:
Minority Interest in Net Assets of Subsidiaries                                           4.3              3.9
                                                                                 -------------    -------------

STOCKHOLDERS' EQUITY:
Common stock, $0.01 par value, 124,913,384 and
   106,429,147 shares issued                                                              1.2              1.1
Additional paid-in capital                                                            2,601.3          2,440.3
Deferred compensation on restricted stock units                                          (3.4)            (2.7)
Accumulated deficit                                                                    (152.4)          (193.1)
Accumulated other comprehensive income                                                  (56.5)           (59.0)
Treasury stock, at cost: 11,313,564 and 11,313,564 shares                              (179.5)          (179.5)
                                                                                 -------------    -------------
Total Stockholders' Equity                                                            2,210.7          2,007.1
                                                                                 -------------    -------------
Total Liabilities, Minority Interest and Stockholders' Equity                     $  27,642.6      $  27,716.2
                                                                                 =============    =============

                                                     -more-

The Phoenix Companies Inc....10

Consolidated Statement of Income (Unaudited)
Three and Nine Months Ended September 30, 2006 and 2005
(in millions)

                                                      Three Months                       Nine Months
                                            -------------------------------     -------------------------------
                                                 2006              2005              2006             2005
                                            -------------     -------------     -------------     -------------
REVENUES:
Premiums                                    $      212.1       $     236.6       $     627.3       $     692.5
Insurance and investment product fees              150.7             127.0             429.2             383.4
Broker-dealer commission and
 distribution fees                                   8.5               7.5              23.7              21.4
Investment income, net of expenses                 261.8             284.1             769.3             820.9
Net realized investment gains (losses)               3.1               2.2              53.7             (23.5)
                                            -------------     -------------     -------------     -------------
Total Revenues                                     636.2             657.4           1,903.2           1,894.7
                                            -------------     -------------     -------------     -------------

BENEFITS AND EXPENSES:
Policy benefits, excluding policyholder
 dividends                                         328.8             344.4             996.0           1,027.7
Policyholder dividends                              88.0              98.6             289.9             265.8
Policy acquisition cost amortization                44.7              29.0             118.2              67.1
Intangible asset amortization                        7.7               8.4              24.2              25.6
Intangible asset impairments                         -                10.6              32.5              10.6
Interest expense on indebtedness                    12.1              11.7              36.8              34.2
Interest expense on non-recourse
 collateralized obligations                          4.8               5.5              14.3              24.7
Other operating expenses                           100.1             119.8             314.6             364.3
                                            -------------     -------------     -------------     -------------
Total Benefits and Expenses                        586.2             628.0           1,826.5           1,820.0
                                            -------------     -------------     -------------     -------------

Income from continuing operations before
 income taxes, minority interest and
 equity in earnings of affiliates                   50.0              29.4              76.7              74.7
Applicable income taxes                             12.4               2.2              17.6              15.2
                                            -------------     -------------     -------------     -------------
Income from continuing operations before
 income taxes, minority interest and
 equity in earnings of affiliates                   37.6              27.2              59.1              59.5
Minority interest in net income
 of subsidiaries                                    (0.2)             (0.1)             (0.4)             (0.6)
                                            -------------     -------------     -------------     -------------
Income From Continuing Operations                   37.4              27.1              58.7              58.9
Income (loss) from discontinued operations           -                (0.7)              -                (0.7)
                                            -------------     -------------     -------------     -------------
Net Income                                          37.4              26.4       $      58.7       $      58.2
                                            =============     =============     =============     =============

                                                     -more-

The Phoenix Companies Inc....11

Reconciliation of Income Measures (Unaudited)
Three and Nine Months Ended September 30, 2006 and 2005
(in millions)

                                                     Three Months                        Nine Months
                                            -------------------------------     -------------------------------
Reconciliation of Segment Income to             2006              2005              2006              2005
 Net Income                                 -------------     -------------     -------------     -------------
    Segment Income (loss)
    Life insurance                          $       55.7      $       38.1      $      130.4      $      144.4
    Annuities                                        6.0               6.9              12.2               3.3
                                            -------------     -------------     -------------     -------------
    Life and annuity segment                        61.7              45.0             142.6             147.7
    Asset management segment                         6.6             (10.1)            (26.7)            (11.7)
    Venture capital segment                          -                12.7               -                13.2
    Corporate and other segment                    (14.3)            (18.7)            (45.6)            (51.4)
                                            -------------     -------------     -------------     -------------
    Total segment income, before
     income taxes                                   54.0              28.9              70.3              97.8
    Applicable income taxes                         13.2               2.5              15.3              23.7
                                            -------------     -------------     -------------     -------------
    Total Segment Income                            40.8              26.4              55.0              74.1

    Realized investment gains (losses),
     after income taxes and other offsets           (2.0)              1.1              12.3              (5.4)
    Realized gain (losses) from
     collateralized debt obligations                 0.1               0.9              (0.8)              0.1
    Income (loss) from discontinued
     operations, net of income taxes                 -                (0.7)              -                (0.7)
    Restructuring charges and other
     non-recurring items, net of
     income taxes                                   (1.5)             (1.3)             (7.8)             (9.9)
                                            -------------     -------------     -------------     -------------
    Net Income                              $       37.4      $       26.4      $       58.7      $       58.2
                                            =============     =============     =============     =============

Reconciliation of Asset Management Segment
 Income to Earnings Before Income Taxes,
 Depreciation and Amortization (EBITDA) (1)
    Asset Management Segment Income         $        6.6      $      (10.1)     $      (26.7)     $      (11.7)
    Adjustments for:
       Intangible asset amortization and
        impairments                                  7.7              19.0              56.7              35.7
       Depreciation                                  0.1               0.3               0.8               1.3
                                            -------------     -------------     -------------     -------------
    EBITDA                                  $       14.4      $        9.2      $       30.8      $       25.3
                                            =============     =============     =============     =============

(1)  EBITDA is one of the non-GAAP financial measures that management uses to evaluate the results of our asset management segment as discussed on pages 1 and 4 of this release.

    Note: For additional information, see our financial supplement at PhoenixWealthManagement.com.

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